Sextant International Fund

Investor Shares: SSIFX
Z Shares: SIFZX

June 2, 2017

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant International Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated June 2, 2017, are incorporated by reference into this Summary Prospectus.

Sextant International Fund

Investment Objective

Long-term capital growth.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
International Fund	Investor Shares	Z Shares
Management Fees (vary with performance)	0.52%	0.52%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.00%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
International Fund Investor Shares			SSIFX
$102	$318	$552	$1,225
International Fund Z Shares			SIFZX
$77	$240	$417	$930

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before imposition of a commission).

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies

The International Fund diversifies its investments among many countries, predominantly those with mature markets (such as Europe and Canada). The Fund invests at least 65% of its net assets in companies with their headquarters and at least half of their assets and earnings outside the US. The Fund diversifies its investments across industries, companies, and countries. The Fund looks for companies with growing revenues and earnings, favoring companies trading for less than the adviser's assessment of intrinsic value, which typically means companies with low price/earning multiples, low price to cash flow, and higher dividend yields. The Fund principally invests in securities of companies with market capitalizations greater than $1 billion.

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Sextant International Fund

Foreign investing risk: Foreign investing involves risks not normally associated with US securities. These risks include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the International Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

Best Quarter	Q3 2010	12.85%
Worst Quarter	Q3 2011	-14.18%

The year-to-date return as of the most recent calendar quarter (which ended March 31, 2017) was 7.20%.

Average Annual Total Returns

The table below presents the average annual returns for the International Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

Periods ended December 31, 2016
	1 Year	5 Year	10 Year
International Fund Investor Shares			SSIFX
Return before taxes	7.11%	2.51%	1.95%
Return after taxes on distributions	6.91%	2.21%	1.72%
Return after taxes on distributions and sale of Fund shares	4.41%	2.13%	1.65%
International Fund Z Shares			SIFZX
International Fund Z Shares began operations on June 2, 2017 (the date of this prospectus) and do not yet have returns to report.
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	1.51%	7.01%	1.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Sextant International Fund

Investment Adviser

Saturna Capital Corporation is International Fund's investment adviser.

Portfolio Managers

Mr. Nicholas Kaiser MBA, CFA®, chairman of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the International Fund, which he has managed since 1995. Mr. Scott Klimo CFA®, a portfolio manager and chief investment officer of Saturna Capital Corporation, has been the deputy portfolio manager, since 2014.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sextant International Fund. Z Shares will be purchased by default if no share class is specified at the time of purchase.

The minimum initial investment for both Investor Shares and Z Shares is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write: Sextant Mutual Funds
          Box N
          Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.sextantfunds.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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